UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 18, 2025

PEAPACK-GLADSTONE FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16197	22-3537895
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

500 Hills Drive, Suite 300, Bedminster, New Jersey	07921
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 234-0700

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PGC	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2025, each of Patrick J. Mullen, Philip W. Smith III and Beth Welsh advised Peapack-Gladstone Financial Corporation (the “Company”) that they were retiring as a director of the Company and its banking subsidiary, Peapack Private Bank & Trust (the “Bank”), effective on December 31, 2025. None of Messrs. Mullen or Smith or Ms. Welsh had a disagreement with the Company’s or the Bank’s management, operations, policies or procedures that led to his or her retirement.

On December 18, 2025, the Boards of Directors of the Company announced that Diane D’Erasmo and Ellen C. Walsh have been appointed to the Board of Directors of the Company and the Bank, effective January 1, 2026.

The Board has not made any determinations regarding committee assignments for Ms. D’Erasmo or Ms. Walsh.

There are no arrangements or understandings between either Ms. D’Erasmo or Ms. Walsh and any other persons pursuant to which either was selected as a director. There are no family relationships between Ms. D’Erasmo or Ms. Walsh and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Ms. D’Erasmo or Ms. Walsh pursuant to Item 404(a) of Regulation S-K.

A copy of the press release dated December 23, 2025 announcing the director resignations and appointments is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Title

99.1	Press Release dated December 23, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The press release disclosed in this Item 9.01 as Exhibit 99.1 shall be considered “furnished” but not “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: December 23, 2025	By:	/s/ Douglas L. Kennedy
Douglas L. Kennedy
President and Chief Executive Officer